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                                                                    EXHIBIT 23.3

                  CONSENT OF INDEPENDENT AUDITORS

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Youthstream Media Networks, Inc. of our report dated March 9, 1999 relating to the financial statements of sixdegrees, inc which appears in the Current Report on Form 8-K of Network Event Theater, Inc. dated January 20, 2000, relating to the YouthStream Media Networks, Inc. 2000 Stock Incentive Plan,



PricewaterhouseCoopers LLP

New York, NY
March 7, 2000